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                                                                   EXHIBIT 10.19

                               PURCHASE AGREEMENT

PURCHASE AGREEMENT ("Agreement") dated as of December 10, 1997 and effective as of December 17, 1997 by and among Environmental Safeguards, Inc., a Nevada company ("Buyer"), Parker Drilling Investment Company, an Oklahoma corporation ("Seller") and Parker Drilling Company, a Delaware corporation ("Parker").

                                  WITNESSETH:

         WHEREAS, Seller owns and desires to sell to Buyer all of its capital account of OnSite Technology, LLC ("OnSite"), which capital account represents 50% of the issued and outstanding capital of OnSite (the "Seller's Capital");

         WHEREAS, Buyer has agreed to purchase the Seller's Capital from Seller for the consideration stated herein, subject to the satisfaction of the conditions provided herein;

         WHEREAS, Parker Drilling Company, a Delaware corporation, and parent company of Seller and Casuarina, Ltd., a Bermuda corporation, have made certain representations and undertaken certain obligations as provided herein;

         NOW, THEREFORE, in consideration of the foregoing and the following representations, warranties, covenants, agreements and indemnities, and other good and valuable consideration, the parties hereto agree as follows:

1.       PURCHASE AND TRANSFER OF SHARES.

         1.1   Definitions.

         "AGREEMENT" has the meaning set forth in the preamble.

         "BUYER" means Environmental Safeguards, Inc.

         "BUYER TERMINATION EVENT" has the meaning set forth in Section 11.1(b).




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         "CLOSING" and "CLOSING DATE" have the meanings set forth in Section
2.3.

         "CORPORATE CHARTER DOCUMENTS" has the meaning set forth herein.

         "DAMAGES" has the meanings set forth in Section 5.2.

         "EVSF INDEBTEDNESS" mean that certain loan in the amount of US$3,000,000 which was made to Buyer by Casuarina on or about December 19, 1996.

         "ONSITE CAPITAL" means the authorized and issued capital of OnSite.

         "ONSITE TECHNOLOGY LLC" means that certain limited liability company organized and existing under the laws of the State of Oklahoma.

         "PARKER" means Parker Drilling Company, a Delaware corporation.

         "PURCHASE PRICE" means the price paid to purchase the Seller's Capital pursuant to, and as same may be adjusted under, the provisions of Section 2.2.

         "SELLER" means Parker Drilling Investment Company.

         "SELLER TERMINATION EVENT" has the meaning set forth in Section
11.1(c).

         "SELLER'S CAPITAL" means Seller's capital ownership in OnSite which will be transferred to Buyer at Closing.

         "TO THE BEST OF [A PERSON'S] KNOWLEDGE", as used in this Agreement, with respect to any party, means and applies to the actual knowledge of such party, its officers, agents or employees and the knowledge a prudent person should be aware of having made a reasonable investigation into the circumstances.

         "WARRANTS", shall mean those certain warrants to purchase 300,000 shares of common stock of the Buyer issued in favor of Parker Drilling Company by Buyer in connection with the EVSF Indebtedness to Casuarina.


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         1.2     Sale of Seller's Capital.

         Subject to the terms and conditions of this Agreement, on the Closing Date, Seller agrees to sell, transfer and deliver the Seller's Capital to Buyer, free and clear of all liens, charges, pledges and encumbrances, and on such date Buyer agrees to purchase and take delivery of title to the Seller's Capital.

2.       PURCHASE PRICE; PAYMENT.

         2.1     Purchase Price.

                 (a) The purchase price for the Seller's Capital shall be EIGHT MILLION UNITED STATES DOLLARS (U.S. $8,000,000) ("Purchase Price"), payable in cash at the Closing.

                 (b) All payments of the Purchase Price and other sums due hereunder shall be made in U.S. Dollars at Closing in immediately available funds to Seller by wire transfer to Seller's bank account, which account shall be designated in writing to Buyer at least two (2) Business Days prior to the Closing, or as otherwise instructed by Seller in writing.

         2.2     Closing.

                 The "Closing" of the purchase and sale provided for in this Agreement shall take place at the offices of counsel for the Buyer, Axelrod, Smith & Kirshbaum, on the Closing Date, or at such other time and place as the parties hereto shall mutually agree in writing. Unless extended by agreement in writing of the parties, which date is referred to herein as the "Closing Date", the Closing Date shall in any event take place on or about December 17, 1997.

         2.3     Closing Deliveries.

                 At the Closing:




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                 (a)      Seller shall deliver to Buyer certificates or other
legal indicia of ownership representing the Seller's Capital, duly endorsed to Buyer or its wholly owned subsidiary, together with such instruments of transfer required by applicable law, which shall transfer to Buyer or its wholly owned subsidiary good and marketable (legal and beneficial) title to the Seller's Capital, free and clear of all liens and encumbrances;

                 (b) Parker shall deliver to Buyer certificates representing the Warrants, unexercised, which shall be canceled at Closing;

                 (c) Seller shall ensure that the note representing the EVSF Indebtedness is delivered to Buyer, marked, "Canceled";

                 (d)      Buyer shall deliver to Seller the Purchase Price;

                 (e) Each party shall deliver to the other party all other documents, instruments and certificates required to be delivered pursuant to the terms of this Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF SELLER AND PARKER.

         Seller and Parker, as of the Closing Date, represent and warrant to Buyer as follows:

         3.1     Organization and Good Standing.

         Seller and Parker each is a corporation duly organized, validly existing and in good standing under the laws of Oklahoma and Delaware respectively. Seller's and Parker's Articles or Certificate of Incorporation, By-Laws and other organizational documents are in full force and effect and valid under the laws of Oklahoma or Delaware, as appropriate, and no provision thereof would preclude any of the transactions contemplated by this Agreement. Seller's and Parker's organizational documents, as appropriate in this context, are hereinafter referred to as "Corporate Charter Documents."


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         3.2     Authority.

         Seller and Parker each has all necessary corporate power and authority to execute and deliver this Agreement and all agreements, instruments and documents to be executed and delivered pursuant hereto, to transfer and deliver the Seller's Capital to Buyer at the Closing, to deliver the unexercised Warrants marked 'Canceled" to Buyer, to consummate the transactions contemplated by the Agreement and to perform all terms and conditions required to be performed pursuant hereto. The execution and delivery of this Agreement and all agreements, instruments and documents to be executed and delivered by Seller and Parker hereunder, the performance by Seller and Parker of all the terms and conditions hereof and thereof to be performed by each respective party, and the consummation of the transactions contemplated hereby by each respective party have been duly authorized by all necessary corporate action of the board of directors and/or shareholders of Seller and Parker, as appropriate, and no other corporate authorizations are necessary with respect thereto. All persons who have executed and delivered this Agreement, and all persons who will execute and deliver the Seller's Capital, the canceled Warrants and other agreements, documents, instruments and certificates to be executed and delivered hereunder by Seller or Parker, as appropriate, have been duly authorized by all necessary board of director and/or shareholder actions on the part of Seller or Parker.

3.3      Enforceability: Conflicts, etc.

         This Agreement constitutes a legal, valid and binding obligation of Seller and Parker and is enforceable against each respective party in accordance with its terms. Neither the execution and delivery of this Agreement by Seller and Parker, nor the




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consummation of the transactions contemplated hereby to be performed by said parties hereto will (a) violate or conflict with any provision of the Corporate Charter Documents of Seller or Parker, as amended to date, or (b) violate or conflict with any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court or governmental agency binding upon Seller or Parker. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will result in a breach of, or constitute a default (or with notice or lapse of time or both would result in a breach of or constitute a default) under, or otherwise give any person the right to terminate any lease, license, contract or other agreement or instrument to which Seller or Parker is a party. Neither the execution and delivery by Seller and Parker of this Agreement nor the consummation of the transactions contemplated hereby will result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature upon or with respect to any of the assets or equipment now owned by Seller or Parker.

         3.4     Title to Seller's Capital; Parker's Warrants.

                 Seller will have at Closing, full legal and beneficial title to all of the Seller's Capital, free and clear of all liens and encumbrances. The Seller's Capital will be duly authorized, validly issued, fully paid and nonassessable and constitute 100% of Seller's ownership interest in OnSite. Seller will, by delivery to Buyer of certificates or other legal indicia of ownership properly endorsed representing the Seller's Capital at the Closing, have transferred, delivered and vested in Buyer good and marketable (legal and beneficial) title to the whole of the Seller's Capital free and clear of all liens, pledges,




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encumbrances, security interests, claims, charges and restrictions whatsoever.
Except for the rights of Buyer, there are no outstanding agreements, options, warrants or other rights of any kind whatsoever entitling any person to purchase or acquire an interest in any of the Seller's Capital. The certificates or other legal indicia of ownership representing Seller's Capital delivered at the Closing and the signatures and endorsements thereof or instruments of transfer delivered therewith will be valid and genuine.

Parker will have at Closing, full legal and beneficial title to the Warrants, free and clear of all liens and encumbrances. Except for the rights of Buyer, there are no outstanding agreements or other rights of any kind whatsoever entitling any person to purchase or acquire an interest in the Warrants.

3.5      Capitalization.

         Other than the rights of Buyer herein, there are no outstanding or authorized options, warrants, rights, calls or commitments of any character relating to the Seller's Capital, and there are no outstanding securities or other instruments convertible into or exchangeable for the Seller's Capital and no commitments to issue such securities or instruments.

3.6      Payment of Expenses of Brokers or Finders.

         No broker or other third party has been retained in connection with this transaction and SELLER HEREBY DEFENDS, INDEMNIFIES AND HOLDS HARMLESS BUYER from any brokerage or finders' fees or agents' commissions or their like payment in connection with this Agreement alleged to be due by or through Seller or as a result of the action of Seller.




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         3.7     Consents.

                 No consent, approval, or authorization of, or registration or filing with, any person, including any governmental authority or other regulatory agency is required of Seller or Parker in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         3.8     Tax Matters.

         Seller's sale of its capital in Onsite will be a technical termination of the partnership for tax purposes only under the provision of the Internal Revenue Code of 1986, as amended, and, consequently, a termination of the tax year for OnSite on the Closing Date.

4.       REPRESENTATIONS AND WARRANTIES BY BUYER.

         Buyer hereby represents and warrants to Seller as follows:

         4.1     Organization and Good Standing.

                 Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada and is duly authorized to carry on business and is in good standing in the State of Texas.

         4.2     Authority.

                 Buyer has all the requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no other corporate action, including any action by the shareholders of Buyer, is necessary to authorize this Agreement or the transactions




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contemplated hereby.  This Agreement has been duly executed and delivered by
Buyer and is a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms. The Buyer will have at the Closing full corporate power and authority to make and perform this Agreement, purchase and take delivery of the Seller's Capital and perform all other transactions contemplated herein.

         4.3     No Violation, Enforceability.

                 This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby in accordance with the terms hereto will violate or conflict with any provision of the Articles of Incorporation, By-laws and other applicable organizational documents of Buyer, or violate the provisions of or result in the acceleration of performance under any material mortgage, lien, lease, agreement, instrument, order, judgment or decree to which Buyer is a party or by which it or any of its property is bound, and will not violate or conflict with any other material restriction to which Buyer is subject.

         4.4     Brokers or Finders.

                 No broker or other third party has been retained in connection with this transaction and BUYER HEREBY DEFENDS, INDEMNIFIES AND HOLDS HARMLESS SELLER from any brokerage or finders' fees or agents' commissions or their like payment in connection with this Agreement alleged to be due by or through Buyer or as a result of the action of Buyer.

         4.5     Notice; Approvals.

         Buyer need not give any notice to, make any filing with, or obtain any




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authorization or consent or approval of any person or governmental authority in order to consummate the transactions contemplated hereby.

5.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
         INDEMNIFICATION.

         5.1     Survival.

                 All of the express representations, warranties, covenants, indemnities and agreements of the parties hereto contained in this Agreement shall survive the Closing for a two (2) year period, except for representations and warranties under (a) Sections 3.4 which shall survive until five (5) days after the end of any applicable statutes of limitation, unless there is no applicable statute of limitations period in which case they will survive for ten (10) years and (b) the agreements and covenants under Sections 8.1 and 8.2, which each shall survive AS provided therein.

         5.2     Indemnification by Seller and Parker.

                 (a) SELLER AND PARKER EACH SHALL, AND DO HEREBY AGREE, TO DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER, ITS OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS FROM AND AGAINST, AND SHALL PAY TO BUYER, THE FULL AMOUNT OF, ANY LOSS, CLAIM, DAMAGE OR EXPENSE (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED EITHER DIRECTLY FROM, RESULTING FROM OR ARISING OUT OF ANY OF THE FOLLOWING:

                          (i)     ANY MISREPRESENTATION, BREACH OF WARRANTY, OR
NONFULFILLMENT OF ANY MATERIAL AGREEMENT ON THE PART OF SELLER OR PARKER, RESPECTIVELY, CONTAINED IN THIS AGREEMENT OR IN ANY STATEMENT OR CERTIFICATE FURNISHED TO BUYER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY;


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                          (ii)    ANY MATERIAL INACCURACY IN ANY CERTIFICATE OR
OTHER DOCUMENT DELIVERED BY SELLER OR PARKER, RESPECTIVELY, TO BUYER PURSUANT
TO ANY OF THE PROVISIONS OF, OR IN CONNECTION WITH, THIS AGREEMENT; AND

                          (iii)   ANY ACTIONS, JUDGMENTS, COSTS, AND EXPENSES
(INCLUDING REASONABLE ATTORNEY'S FEES AND ALL OTHER EXPENSES INCURRED IN INVESTIGATING, PREPARING, OR DEFENDING ANY LITIGATION OR PROCEEDING, COMMENCED OR THREATENED) INCIDENT TO ANY OF THE FOREGOING OR THE ENFORCEMENT OF THIS
SECTION 5.2.

         THE AGGREGATE AMOUNT OF SUCH LOSSES, LIABILITIES, CLAIMS, COSTS, EXPENSES, AND FEES ARE HEREINAFTER REFERRED TO AS "DAMAGES".

         (b) IN ANY CASE, SELLER AND PARKER SHALL EACH HAVE NO LIABILITY FOR (i) ANY DAMAGES OR CLAIM WHICH DOES NOT EXCEED $25,000 OR (ii) THE FIRST $25,000 OF ANY CLAIM OR DAMAGES FOR EACH INCIDENT GIVING RISE TO DAMAGES OR CLAIM OR (iii) ANY DAMAGES OR CLAIMS BASED ON INFORMATION KNOWN TO BUYER AT OR PRIOR TO CLOSING.

5.3      Indemnification by Buyer.

         (a) BUYER SHALL AND DOES HEREBY AGREE TO DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER, PARKER , AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS FROM AND AGAINST, AND SHALL PAY TO SELLER AND PARKER, THE FULL AMOUNT OF, ANY LOSS, CLAIM, DAMAGE OR EXPENSE (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED EITHER DIRECTLY FROM, RESULTING FROM OR ARISING OUT OF ANY OF THE FOLLOWING:

                 (i) ANY MISREPRESENTATION, BREACH OF WARRANTY, OR NONFULFILLMENT OF ANY MATERIAL AGREEMENT ON THE PART OF BUYER CONTAINED IN THIS AGREEMENT OR IN ANY STATEMENT OR CERTIFICATE FURNISHED TO SELLER OR PARKER IN


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CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY;

                 (ii) ANY MATERIAL INACCURACY IN ANY CERTIFICATE OR OTHER DOCUMENT DELIVERED BY BUYER TO SELLER OR PARKER PURSUANT TO ANY OF THE PROVISIONS OF, OR IN CONNECTION WITH, THIS AGREEMENT;

                 (iii) ANY ACTIONS, JUDGMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEY'S FEES AND ALL OTHER EXPENSES INCURRED IN INVESTIGATING, PREPARING, OR DEFENDING ANY LITIGATION OR PROCEEDING, COMMENCED OR THREATENED) INCIDENT TO ANY OF THE FOREGOING OR THE ENFORCEMENT OF THIS
SECTION 5.3; AND

                 (iv) ANY LOSS, LIABILITY, CLAIM, OBLIGATION, DAMAGES (PHYSICAL OR MONETARY), JUDGMENTS, ORDERS ARISING OUT OF OR RESULTING FROM THE OPERATION OF THE BUSINESS OF ONSITE, SUBSEQUENT TO CLOSING.

         THE AGGREGATE AMOUNT OF SUCH LOSSES, LIABILITIES, CLAIMS, COSTS, EXPENSES, AND FEES ARE HEREINAFTER REFERRED TO AS "DAMAGES".

         (b) IN ANY CASE, BUYER SHALL HAVE NO LIABILITY FOR (i) ANY DAMAGES OR CLAIM WHICH DOES NOT EXCEED $25,000 OR (ii) THE FIRST $25,000 OF ANY CLAIM OR DAMAGES FOR EACH INCIDENT GIVING RISE TO DAMAGES OR CLAIM OR (iii) ANY DAMAGES OR CLAIMS BASED ON INFORMATION KNOWN TO SELLER OR PARKER AT OR PRIOR TO CLOSING.

6.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER.

         The obligations of Buyer hereunder are, unless waived at the option of Buyer, subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         6.1     Representations.

         The representations and warranties of Seller and Parker contained in this Agreement shall be true in all material respects on and as of the Closing Date with the



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same effect as though such representations and warranties had been made on and as of such date; all of the covenants and agreements of Seller and Parker and approvals on Seller's or Parker's part to be complied with and performed on or before the Closing pursuant to the terms hereof shall have been complied with and performed in all material respects; and Seller and Parker shall have delivered to Buyer a certificate to such effect dated the Closing Date and signed by its authorized representative.

         6.2     Litigation.

                 No action, suit, investigation, or other proceeding or claim shall have been threatened in writing or instituted before any court or by any government or Governmental Agency or instrumentality either (a) to restrain, prohibit or invalidate the transactions contemplated by this Agreement, (b) to impose any material restrictions, limitations or conditions with respect thereto or with respect to Buyer's ownership interests in the Seller's Capital, or (c) to obtain any material damages or other relief in connection with the transactions contemplated by this Agreement.

         6.3     Legal Opinions.

                 Buyer shall have received an opinion from counsel to Seller and Parker in support of the representations and warranties set forth herein.

         6.4     Deliveries.

                 Seller and Parker shall have effected delivery of all of the items required to be delivered by it at the Closing, including without limitation, all documents necessary to transfer legal title to the Seller's Capital.

         6.5     Board Approvals.

                 Seller shall have delivered to Buyer a copy of resolutions of the board of



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directors of Seller duly certified by its Secretary to be true and correct copies, and approving of the transactions contemplated hereby.

7.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND PARKER.

       The obligations of Seller and Parker hereunder are, unless waived at the option of Seller, subject to the satisfaction, on or prior to the Closing, of the following conditions:

         7.1     Representations.

                 The representations and warranties of Buyer contained in this Agreement shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such date; all of the covenants and agreements of Buyer and approvals on Buyer's part to be complied with and performed on or before the Closing pursuant to the terms hereof shall have been complied with and performed in all material respects; and Buyer shall have delivered to Seller a certificate to such effect dated the Closing and signed by its authorized representatives.

         7.2     Litigation.

                 No action, suit, investigation, other proceeding or claim shall have been threatened or instituted before any court or before or by any government or Governmental Agency or instrumentality either (a) to restrain, prohibit or invalidate the transactions contemplated by this Agreement, (b) to impose any material restrictions, limitations or conditions with respect thereto, or (c) to obtain any material damages or other relief in connection with the transactions contemplated by this Agreement.

         7.3     Legal Opinion.

                 Seller and Parker shall have received an opinion from counsel to Buyer in



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support of the representations and warranties set forth herein.

         7.4     Repayment of EVSF Indebtedness.

                 Seller shall have received either (i) a certificate from Casuarina attesting to the repayment in full of the EVSF Indebtedness, including all accrued interest, or (ii) a copy of the note evidencing the EVSF Indebtedness marked "Canceled."

         7.5     Deliveries.

                 Buyer shall have effected delivery of all of the items required to be delivered by it on or before the Closing, including without limitation, a certificate evidencing the release of the Letter of Credit given by Parker Drilling Investment Company to Banco Ganadero.

         7.6     Board Approval.

                 Buyer shall have delivered to Seller and Parker a copy of the resolutions of its board of directors certified by the Secretary of Buyer, as being true and correct, and approving of the transactions contemplated hereby.

8.       COVENANTS OF SELLER AND PARKER PRIOR TO CLOSING.

         Seller and Parker covenant and agree that, between the date of this Agreement and the Closing, Seller and Parker shall:

                 (a) give prompt written notice to Buyer of any notice received by it of any default or breach or alleged default or breach under any material instrument or agreement to which it is a party or by which it is bound;

                 (b) give prompt written notice to Buyer of the commencement of any action, suit, proceeding or investigation or the assertion of any claim or threat to commence any action, suit, proceeding or investigation, and keep Buyer fully and


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promptly informed as to any developments in any pending action, suit, proceeding or investigation; and

                 (c) promptly notify Buyer in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, any representation or warranty made by Seller or Parker in this Agreement.

         8.2     Certain Restrictions.

                 Between the date of this Agreement and closing, Seller and Parker shall:

                 (a) take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby as promptly as possible; or


                 (b) not issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of Buyer.

                 (c) No Shop. Between the date of this Agreement and January 3, 1998, Seller and Parker will not in any way, (i) solicit, directly or indirectly, or cause any other person to solicit, any offer to acquire all or any part of the Seller's Capital, (ii) enter into any discussions, negotiations or agreements which contemplate the sale of Seller's Capital to any person or entity, other than Buyer or (iii) provide any person or entity other than Buyer with any information or data of any nature whatsoever relating to the Seller's Capital or the business of OnSite for the purpose of enabling such person or entity to develop a proposal for the acquisition of Seller's Capital. Seller and Parker shall immediately advise Buyer in writing of any inquiries, discussions, negotiations or proposals from or with third parties including the specific terms thereof and the


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identification of the other parties involved.

         8.3     Conveyance Of Any Other Interest.

                 To the extent that Seller and Parker have (i) any marketing or manufacturing rights or licenses to use the indirect thermal desorption technology of the Buyer, National Fuel & Energy, Inc. ("NFE") or OnSite, (ii) any rights to the intellectual property and patents owned by the Buyer, NFE or OnSite, (iii) any rights in connection with that certain Memorandum of Understanding dated January 10, 1995 by and between NFE and Parker, or (iv) any rights in the OnSite trademark (collectively, the "Rights"), then in such event all of such Rights are hereby transferred, conveyed and assigned to Buyer as of the Closing Date, free of any assignments, liens, pledges, encumbrances, security interests, claims, charges or restrictions of any kind whatsoever. There are no outstanding agreements, options or other rights of any kind entitling any party to purchase, acquire or obtain any Rights and there are no assignments, liens, pledges, encumbrances, security interests, claims, charges or restrictions of any kind whatsoever in connection with the Rights.

9.       COVENANTS OF BUYER PRIOR TO CLOSING.

         9.1 Buyer covenants and agrees that, between the date of this Agreement and the Closing, Buyer shall:

                 (a) give prompt written notice to Seller and Parker of any notice received by it of any default or breach or alleged default or breach under any material instrument or agreement to which it is a party or by which it is bound;

                 (b) give prompt written notice to Seller and Parker of the commencement of any action, suit, proceeding or investigation or the assertion of any


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claim or threat to commence any action, suit, proceeding or investigation; keep
Seller and Parker fully and promptly informed as to any developments in any pending action, suit, proceeding or investigation;

                 (c) promptly notify Seller and Parker in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, any representation or warranty made by Buyer in this Agreement

         9.2    Certain Restrictions.

         Between the date of this Agreement and closing, Buyer shall:

                 (a) take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby as promptly as possible.

                 (b) not issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of Seller and Parker.

10.      EXPENSES.

         Buyer, Seller and Parker shall each pay their own expenses in connection with the preparation, execution and consummation of this Agreement, including, without limitation, all legal and accounting expenses and fees and other fees of their representatives or agents. The parties shall each pay their own filing fees and other expenses in connection with any filings required by applicable law and any other regulatory or governmental filings and approvals required for the transactions contemplated hereby.




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11.      TERMINATION.

         11.1    Causes for Termination.

                 This Agreement may be terminated at or at any time prior to the
Closing:

                 (a)     by mutual consent in writing of Buyer and Seller;

                 (b)     by Buyer (a "Buyer Termination Event"), as follows:

                         (i)      if for any reason not the fault or cause or
within the control of Buyer or its representatives, the Closing does not occur prior to January 3, 1998;

                         (ii)     upon a material breach on the part of Seller
or Parker of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Seller or Parker shall have become untrue in any material respect;

                 (c) by Seller or Parker (a "Seller Termination Event"), as follows:

                         (i)      if for any reason not the fault or cause or
within the control of Seller or Parker or its representatives, the Closing does not occur prior to January 3, 1998;

                         (ii)     upon a material breach on the part of Buyer
of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Buyer shall have become untrue in any material respect


         11.2    Effect of Termination.

                 (a) In the event of termination of this Agreement, the parties shall have the right to assert any and all legal and equitable claims against the breaching party for damages or equitable relief,

                 (b) In no event shall either Seller, Parker or Buyer be liable for any


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

consequential damages; provided, however that nothing contained in this Agreement shall relieve any party from liability for damages actually incurred as a result of any breach of this Agreement.

12.      NOTICES.

         All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given and delivered, when given in person or by prepaid telegram or telefax, acknowledgment received, or mailed first class, postage prepaid, registered or certified mail, as follows:

         If to Buyer:

         Parker Drilling Investment Company
         Eight East Third Street
         Tulsa, Oklahoma 74103
         Attn: James J. Davis
         Facsimile: 918 631-1253


         If to Seller:

         Environmental Safeguards, Inc.
         2600 South Loop West
         Suite 645
         Houston, Texas 77054
         Attn: James S. Percell
         Facsimile: 713 641-0756

13.      CONTINUING COVENANTS REGARDING TAX MATTERS.

         13.1 Seller shall cause the federal and state tax return covering the taxable period ending on the Closing Date to be properly prepared and filed after delivering said return to Buyer for its review at least fifteen (15) days prior to the due date (including extensions) for such return.

         13.2 Except for the obligation undertaken by Seller in 13.1 above, all further state, federal and franchise tax returns which are required to be filed shall be properly prepared and timely filed by Buyer.

         13.3 Buyer shall determine (by either an interim closing of the books as of the Closing Date or by proration of the month in which the Closing Date occurs on a daily basis), subject to Seller's approval, the portion of income, gain, loss, deduction or other items attributable to the taxable period which includes the Closing Date. Buyer shall provide Seller with all information required to accurately and timely prepare the return to be filed by Seller under 13.1 above, such information to be provided to Seller no later than thirty (30) days prior to the due date of such tax return.

         13.4 Buyer shall grant to Seller access at all reasonable times to all of the information, books and records relating to all tax periods ending on or before the Closing Date to which Buyer has possession or to which it has access and shall afford Seller the right to take extracts therefrom and to make copies thereof to the extent reasonably necessary to permit Seller to prepare the Closing Date tax return or to otherwise conduct negotiations with tax authorities, to implement the provision of or to investigate or defend any claims arising between the parties. hereto.

         13.5 Seller shall grant to Buyer access at all reasonable times to all of the information, workpapers and other records in its possession relating to OnSite and shall afford Buyer the right to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit Buyer to prepare tax returns or to otherwise conduct negotiations with tax authorities, to implement the provisions of, or to investigate or defend any claims between the parties hereto.

         13.6 Each of the parties hereto will preserve and retain all schedules, workpapers and other documents relating to any tax returns of, or with respect to, OnSite, or to any claims, audits or other proceedings affecting OnSite until the expiration of all applicable statutes of limitation applicable to all tax periods ending on or before the Closing Date or until the final determination of any pending controversy and any payments that may be required to be made with respect to such taxable period.

         13.7 Seller hereby agrees to properly prepare and file an election to adjust the basis of partnership property pursuant to Section 754 of the Code as requested by Buyer.

14.      GENERAL.

         14.1    Entire Agreement.

         This Agreement, together with all exhibits hereto, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, among the parties concerning such subject.

         14.2    Amendments.

         This Agreement may not be amended except by an instrument in writing specifically amending same signed by Seller, Parker and Buyer.

         14.3    Waivers.

                 No waiver by a party of any default by the other party in the performance of any provision of this Agreement shall operate or be construed as a waiver of any future default whether of a like or of a different character.

         14.4    Headings.

                 The headings used in this Agreement are for the convenience of reference only and shall not be construed to define or limit any of the provisions hereof

         14.5    Severability.

                 In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

         14.6    Counterparts.

                 This Agreement may be signed in counterpart.

15.      GOVERNING LAW.

         This Agreement shall be construed in accordance with the laws of Oklahoma, excluding, however, any rule of law that would refer the resolution of any issue to the law of a jurisdiction other than Oklahoma.

16.      SUCCESSION AND ASSIGNMENT.

         This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective heirs, successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

17.      INCORPORATION OF EXHIBITS AND SCHEDULES.

         The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

18.      SPECIFIC PERFORMANCE.

         The parties hereto agree that this Agreement shall be specifically enforceable and the parties hereto hereby waive any defense to such a proceeding in equity that monetary damages are sufficient.

         IN WITNESS WHEREOF, Buyer, Seller and Parker have each caused this Purchase Agreement to be executed as of the date first written above by its duly authorized officers.


                                           PARKER DRILLING INVESTMENT
                                           COMPANY

                                           By:      /s/ THOMAS L. WINGERTER
                                                   ----------------------------
                                           Name:   Thomas L. Wingerter
                                                   ----------------------------
                                           Title:  President
                                                   ----------------------------



                                           ENVIRONMENTAL SAFEGUARDS, INC.



                                           By:     /s/ JAMES S PERCELL
                                                   ----------------------------
                                           Name:   James S Percell
                                                   ----------------------------
                                           Title:  Chairman, President, CEO
                                                   ----------------------------


                                           PARKER DRILLING COMPANY


                                           By:     /s/ JAMES J. DAVIS
                                                   ----------------------------
                                           Name:   James J. Davis
                                                   ----------------------------
                                           Title:  Sr. Vice President-Finance
                                                   and CFO
                                                   ----------------------------